The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in St. Louis

31	$607.2M	$983.8M	13.9M	5,268

Projects	HIT Investment	Total Development	Hours of Union	Housing Units
	Amount	Cost	Construction Work	Created or Preserved

$2.3B	15,339	$982.3M	$76.4M	33%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:
FOUNTAINS OF ELLISVILLE

The HIT provided $17.5 million in financing for the 229-unit expansion of the Fountains of Ellisville, creating an estimated 174,840 hours of union construction work.

PROJECT PROFILE:

THE GATESWORTH

The HIT provided $34.2 million in financing for the 38-unit second phase of the Gatesworth senior development in St. Louis, creating an estimated 412,570 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Helping Build St. Louis—The Union Way	DECEMBER 2021

The Heights at Manhassett—Richmond Heights	St. John Neumann Apartments—Jennings	The Laurel—St. Louis

“We appreciate the HIT’s ongoing support of union construction for multifamily and senior housing projects in the St. Louis metro area and recognize the benefits provided to the workers and the community.”

—John Stiffler, Executive Secretary-Treasurer

St. Louis Building and Construction Trades Council

HIGHLIGHTS OF ST. LOUIS AREA INVESTMENTS

				Construction
Project	Location	HIT Investment	TDC	Work Hours
The Fountains of Ellisville	Ellisville	$17,517,500	$18,213,929	174,840
St. John Neumann Apts.	Jennings	$5,066,000	$7,983,263	79,730
Parkway Lakeside Apartments	O’Fallon	$26,094,000	$28,160,111	295,180
The Heights of Manhassett	Richmond Heights	$43,300,000	$55,801,788	547,750
Holy Infant & St. Joseph Apartments	Shrewsbury	$6,600,000	$13,000,000	182,990
Covenant Place II	St. Louis	$6,687,100	$24,471,938	234,920
The Gatesworth	St. Louis	$34,195,000	$36,208,000	412,570
The Laurel	St. Louis	$44,952,400	$175,000,000	2,696,300
Pacific Park Apartments	St. Louis	$63,131,600	$98,318,292	1,514,830
Heartland View Apartments	Wentzville	$32,000,000	$37,377,307	354,360

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio- hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com